SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A
                         Amendment No. 1


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                        January 20, 2000
                (Date of earliest event reported)

               KINDER MORGAN ENERGY PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)



      Delaware              1-11234              76-0380342
  (State or other         (Commission         (I.R.S. Employer
    jurisdiction          File Number)      Identification No.)
 of incorporation)



                    1301 McKinney, Suite 3400
                      Houston, Texas 77010
  (Address of principal executive offices, including zip code)


                          713-844-9500
      (Registrant's telephone number, including area code)


Item   7.          Financial  Statements,  Pro  Forma   Financial
Information and Exhibits.

          (a)  Financial Statements of the Businesses Acquired.

     Filed herewith as Exhibit 99.1 are audited financial statements as required by this Item 7 for the following entities, interests in which were acquired by registrant as reported in a Current Report on Form 8-K dated February 4, 2000:

               (1) Kinder Morgan Interstate Gas Transmission LLC, a Colorado single-member limited liability company;

               (2) Trailblazer Pipeline Company, an Illinois general partnership; and

               (3)  Red Cedar Gathering Company, a general partnership.

          (b)  Pro Forma Financial Information.

     Filed herewith as Exhibit 99.2 is the Unaudited Pro Forma Condensed Combined Statement of Income for the registrant, giving effect to the acquisition of the above listed entities by the registrant as described in a Current Report on Form 8-K dated February 4, 2000. In addition, the Pro Forma Condensed Combined Statement of Income gives effect to our acquisition from Columbia Gulf Transmission Company on November 30, 1999 of an additional 33 1/3% interest in Trailblazer Pipeline Company.

          (c)  Exhibits.

     The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KINDER MORGAN ENERGY PARTNERS, L.P.

                                   By:
                                   KINDER MORGAN G.P., INC.,
                                   its general partner



                              By:  /s/ Joseph  Listengart
                                   ---------------------------
                                   Joseph Listengart

                                   Vice President, General Counsel and
                                   Secretary

Date: March 28, 2000

                          EXHIBIT INDEX

     Exhibit
     Number              Description

     23.1           Consent of Independent Accountants

     23.2           Consent of Independent Public Accountants

     99.1           Financial statements of
                    Kinder Morgan Interstate Gas Transmission
                    LLC, Trailblazer Pipeline Company and Red
                    Cedar Gathering Company for the year ended
                    December 31, 1999.

     99.2           Unaudited Pro Forma Condensed
                    Combined Statement of Income of Kinder Morgan
                    Energy Partners, L.P. for the fiscal year ended December 31, 1999.